UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                          July 2, 2007 (June 28, 2007)
                Date of Report (Date of earliest event reported)

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                             Sharps Compliance Corp.
             (Exact name of Registrant as specified in its charter)

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            Delaware                     000-22390               74-2657168
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
         incorporation)                                      Identification No.)

                           9220 Kirby Drive, Suite 500
                              Houston, Texas 77054
          (Address of principal executive offices, including zip code)

                                 (713) 432-0300
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02   Departure of Directors of Certain Officers; Election of Directors;
            Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Officer Compensation

On June 28, 2007 the Compensation Committee of the Board of Directors approved discretionary cash bonuses of $15,000 each to the following Company officers,
(i) Dr. Burton J. Kunik, Chairman, Chief Executive Officer and President, (ii) David P. Tusa, Executive Vice President and Chief Financial Officer and (iii) Mark L. Iske, Senior Vice President of Operations. The discretionary bonuses were awarded based upon the individual performance of such officers during fiscal year 2007 and the Company's operating and financial performance for the same period.

Non-Employee Board of Director Compensation

In accordance with the Company's Non-Employee Board of Director Compensation Policy, restricted stock awards totaling 49,500 were issued to the following non-employee directors on July 2, 2007:

      -     Ramsay H. Gillman (8,750);
      -     John R. Grow (9,500);
      -     Parris H. Holmes (9,250);
      -     F. Gardner Parker (9,500); and
      -     Philip C. Zerrillo (12,500).

The restricted stock awards vest one-third at each anniversary (July 2, 2008, 2009 and 2010). The form of the Restricted Stock Award Agreement is filed as an exhibit to this Form 8-K.

Item 9.01   Financial Statements and Exhibits.

(d)   Exhibits.

      10.1  Form of Restricted Stock Award Agreement

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SHARPS COMPLIANCE CORP.
                                        a Delaware corporation


Dated: July 2, 2007                     By: /s/ David P. Tusa
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                                            David P. Tusa
                                            Executive Vice President, Chief
                                            Financial Officer, Business
                                            Development and Corporate Secretary